UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 27, 2019

                   PATRIOT TRANSPORTATION HOLDING, INC.
          (Exact name of registrant as specified in its charter)

	       FLORIDA		 001-36605	    47-2482414
	   ----------------	-----------	-------------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction         File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

                                                   Name of each exchange
    Title of each class      Trading Symbol(s)      on which registered
   ---------------------   ---------------------   ---------------------
       Common Stock                PATI                   NASDAQ

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              August 27, 2019


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

	On August 27, 2019, the Company's subsidiary entered into a purchase and sale agreement to sell 25 acres of land located in South Tampa, Florida for $10,500,000. The land has historically been used as the Company's operating terminal. Should this sale transaction close, the Company plans to secure a new terminal facility at another location within the Tampa market we service. The agreement is subject to numerous contingencies including a 120-day inspection period, and the Company would not expect the transaction to close during the current fiscal year.






                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  August 27, 2019          By:  /s/ Matthew C. McNulty
      				-------------------------------------------
				Matthew C. McNulty
				Chief Financial Officer